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                                                                   EXHIBIT 10.33
                                                                   -------------

                                 VERISITY LTD.

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

        THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT ("Agreement") is entered into as of February 26, 1999, by and among Verisity Ltd., a company organized under the laws of the State of Israel (the "Company"), Yoav Hollander, an individual resident of Israel ("Hollander"), Avishai Silvershatz, an individual resident of Israel ("Silvershatz"), Moshe Gavrielov, an individual resident of California ("Gavrielov") and the persons identified as "Investors" on the signature pages hereof, with reference to the following:

                                   BACKGROUND

        A. In connection with the sale of 2,521,020 of the Company's Series A Preferred Shares (the "Series A Preferred Shares"), the Company and certain of its shareholders entered into agreements on or around September 25, 1996, granting certain registration rights to such shareholders.

        B. In connection with the sale of 1,592,106 of the Company's Series B1 and Series B2 Preferred Shares (together, the "Series B Preferred Shares") (including the transfer of 286,437 Series B1 Preferred Shares by Hollander), the Company and certain of its shareholders entered into an Investor Rights Agreement dated as of August 7, 1997 (the "Rights Agreement").

        C. In connection with the sale of 537,802 of the Company's Series C1 Preferred Shares (the "Series C Preferred Shares"), the Company and certain of its shareholders entered into a First Amendment to Investor Rights Agreement dated as of July 20, 1998 (the "First Amendment"), which was subsequently amended by an Omnibus Amendment entered into effective as of October 22, 1998 (the "Omnibus Amendment").

        D. In connection with the sale of an additional 332,828 Series C Preferred Shares, the Company and LSI Logic Corporation entered into a Joinder to Series C Preferred Share Purchase Agreement and Investor Rights Agreement dated as of December 11, 1998 (the "Joinder Agreement").

        E. Pursuant to that certain Series D Preferred Share Purchase Agreement dated even herewith (including the exhibits and schedules thereto, the "Series D Share Purchase Agreement") among the Company, its wholly-owned subsidiary, Verisity Design, Inc., and certain purchasers of up to 1,750,000 of the Company's Series D Preferred Shares

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(the "Series D Preferred Shares" and collectively with the Series A Preferred
Shares, the Series B Preferred Shares and the Series C Preferred Shares, the "Preferred Shares"), and as a condition to the purchase and sale of the Series D Preferred Shares, the Company has agreed to enter into this Amended and Restated Investor Rights Agreement with the intent that it will amend and restate, as well as supersede, the Rights Agreement, as previously amended.

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        NOW, THEREFORE, the parties agree as follows:

1.  Registration Rights.  The Company hereby covenants and agrees as follows:
    -------------------

    F.  Definitions.  As used in this Agreement, the following terms shall have
        -----------
the following respective meanings:

         "1933 Act" means the Securities Act of 1933, as amended.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "Form S-3" means Form S-3 or Form F-3, whichever is applicable, under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         "Holder" means any person owning of record Registrable Securities or any permitted transferee or assignee thereof in accordance with Section 1.11 below.

         "Executive Shares" means the Ordinary Shares now or hereafter held by Hollander, Gavrielov or Silvershatz (including without limitation any "Compensatory Shares" issued or to be issued to Hollander, Gavrielov, Silvershatz within the meaning of the Articles of Association of the Company) or by any permitted transferee or assignee thereof in accordance with Section 1.11 below.

         "Initiating Holders" means any Holders (excluding any Holder of Executive Shares unless such Holder also holds Preferred Shares or Ordinary Shares into which the Preferred Shares may convert) who in the aggregate possess at least 50% of the Registrable Securities then outstanding (as defined below, but excluding any Executive Shares).

         "Initial Public Offering" means the Company's first Public Offering.

         "Ordinary Shares" means the Company's Ordinary Shares, including Class B Ordinary Shares.

         "Public Offering" means any registered offering of the Company's securities solely for cash, other than a registration (i) on Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (ii) with respect to an employee benefit plan, or
(iii) solely in connection with an SEC Rule 145 transaction under the 1933 Act.

         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance

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with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the SEC.

         The term "Registrable Securities" means: (i) the Ordinary Shares into which the Preferred Shares may convert as provided in the Articles of Association; (ii) the Executive Shares; and (iii) any Ordinary Shares of the Company issued (or into which any other capital shares of the Company may be converted or which are issuable upon the exercise of any warrant, right or other security which is issued) by way of a stock split, stock dividend, stock bonus, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Preferred Shares or Ordinary Shares, excluding in all cases, however, any securities sold by a person to the public either pursuant to a registration statement or SEC Rule 144 promulgated under the 1933 Act or sold in a private transaction in which its rights under this Section 1 are not assigned in accordance with Section 1.11 below.

         The number of shares of "Registrable Securities then outstanding" shall be the number of Ordinary Shares outstanding which are, and the number of Ordinary Shares which, upon conversion of the Preferred Shares, will be, Registrable Securities.

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 below, including, without limitation, all registration, filing and qualification fees, underwriters' expense allowance, printing expenses, fees, escrow fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and all reasonable fees and disbursements of one U.S. special counsel and one Israeli special counsel for all of the Holders who elect to include their Registrable Securities in any such registration. Notwithstanding the foregoing, Registration Expenses does not include Selling Expenses.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the registration.

    G.  Requested Registration.
        ----------------------

         Request for Registration.  In case the Company shall receive from
         ------------------------
Initiating Holders a written request that the Company file a registration statement under the 1933 Act with respect to Registrable Securities whose expected aggregate offering price exceeds $10,000,000 (or if such request is for the Initial Public Offering, $15,000,000), net of Selling Expenses, the Company will:

          promptly, and in no event later than 15 days from receipt of such written request, give written notice of such request to all other Holders; and

          subject to the limitations in this Section 1.2, use its best efforts to effect as soon as practicable after receipt of the request or requests of the Initiating Holders, and in any event within 90 days after receipt of such request, such registration under the 1933 Act (including, without limitation, appropriate qualification under applicable blue sky or

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other state securities laws and appropriate compliance with applicable regulations issued under the 1933 Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request, as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

        provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 1.2:

                 2. prior to the earlier of (i) August 7, 2000, or (ii) the date which is six months after the consummation of the Company's Initial Public Offering;

                 3. during the period starting with the date of filing of any registration statement in connection with the Initial Public Offering and ending on the date which is 180 days after the date on which such registration statement is declared effective;

                 4. if within 15 days of receipt of a written request from the Initiating Holders pursuant to this Section 1.2, the Company gives notice to the Holders of the Company's bona fide intention to file a registration statement covering Ordinary Shares within 90 days of such receipt and does so file within said 90-day period;

                 5. if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 1.2 a certificate, signed by the Chairman, Chief Executive Officer or President of the Company, stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for such registration statement to be filed or effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the registration request of the Initiating Holders provided that the Company shall not utilize this right more than once in any 12-month period; or

                 6. if the Company has previously effected any registration pursuant to this Section 1.2.

         Underwriting.  In the event that a registration pursuant to this
         ------------
Section 1.2 is for a registered Public Offering by means of an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.2(a)(i) above. In such event, the right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.2(b), and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a managing underwriter or underwriters selected for such underwriting by the Company, but subject to the reasonable approval of a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the managing

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underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders (with only 25% of the Registrable Securities held by Hollander being counted for such purpose) at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

        If any Holder of Registrable Securities who has requested to have its securities included in the registration disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities held by such Holder affected shall be withdrawn from registration.

    H.  Piggy-back Registration Rights.
        ------------------------------

         Piggy-back Rights.  If the Company proposes to register any of its
         -----------------
securities in connection with an underwritten Public Offering (including for this purpose a registration effected by the Company for shareholders other than the Holders), the Company shall promptly give each Holder written notice of such registration, at least 30 days prior to the filing of any registration statement under the 1933 Act, together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of each Holder given within 20 business days after delivery of such written notice by the Company in accordance with Section 6.4 below, the Company shall, subject to the provisions of Section 1.3(b) below, include in such registration (and any related registration or qualification as described in Section 1.5(d) below) and in any underwriting involved therein, all of the Registrable Securities that each such Holder has requested to be registered. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any of its Registrable Securities in any subsequent registration statement or statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

         Underwriting Requirements in Piggy-back Registration.  If the
         ----------------------------------------------------
registration statement under which the Company gives notice under this Section
1.3 is for an underwritten Public Offering, the Company shall so advise the Holders of Registrable Securities as part of the notice given pursuant to
Section 1.3(a) above.  The right of any Holder to registration pursuant to
Section 1.3(a) above shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting (each, a "Participating Holder") shall (together with the Company and any other holders of Company securities distributing their securities through such underwriting) enter into an underwriting agreement in customary

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form with the underwriter or underwriters selected for underwriting by the
Company. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all Registrable Securities from such registration and underwriting. Further, notwithstanding anything to the contrary herein, no reduction shall be made with respect to securities offered by the Company for its own account under this Section 1.3. The Company shall so advise all persons requesting registration, and the number of shares of securities that may be included in the registration and underwriting shall be allocated in the following manner: (i) first to the Company; (ii) second to the Participating Holders and other holders of pari passu piggy-back registration rights, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Participating Holders (with only 25% of the Registrable Securities held by Hollander being counted for such purpose) at the time of the filing of the Registration Statement and securities of the Company held by such other persons with pari passu piggy-back registration rights who have indicated to the Company their decision to distribute through such underwriting any of their securities eligible for such registration; and (iii) third, to any other shareholders of the Company on a pro rata basis (including the remaining 75% of the Registrable Securities held by Hollander being counted for such purpose). In no event shall the amount of securities of the Participating Holders included in the registration be reduced below ten percent (10%) of the total amount of securities included in such registration, unless such offering is the Initial Public Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Participating Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Participating Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Nothing herein is intended to prevent the Company from having the right, in its sole discretion, to withdraw a registration statement described in Section 1.3(a) above for an offering which includes the Registrable Securities of certain Holders.

    I.  Form S-3 Registration.  In case the Company shall receive from any
        ---------------------
Holder or Holders (excluding for purposes of this Section 1.4, any Holder of Executive Shares unless such Holder also holds Preferred Shares or Ordinary Shares into which such Preferred Shares may convert) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders (excluding any Executive Shares), the Company will:

         promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

         as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company;

        provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 1.4:

                if the Company is not qualified as a registrant entitled to use Form S-3 in connection with such an offering;

                if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000, net of Selling Expenses;

                if within 15 days of receipt of a written request from the Holders requesting a registration on Form S-3 pursuant to this Section 1.4, the Company gives notice to the Holders of the Company's bona fide intention to file a registration statement covering Ordinary Shares within 90 days of such receipt and does so file within said 90-day period;

                if the Company shall furnish to the Holders a certificate signed by the Chairman, Chief Executive Officer or President of the Company, stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for such Form S-3 registration statement to be filed or effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the initial request of the Holder or Holders under this Section 1.4 provided that the Company shall not utilize this right more than once in any 12-month period; or

                if the Company has, within the six-month period preceding the date of such request, previously effected a registration on Form S-3 pursuant to this Section 1.4.

    J.  Obligations of the Company.  Whenever required under this Section 1 to
        --------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days or, if earlier, until the Holder or Holders have completed the distribution of the Registrable Securities included thereunder.

         Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

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

         Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

         In the event of any underwritten Public Offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to each Holder copies of all amendments or supplements referenced in paragraphs (b) and (c) of this Section 1.5.

         Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

    K.  Furnish Information.  It shall be a condition to the Company's
        -------------------
obligations to take any action under this Section 1 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, each selling Holder shall be required to represent

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to the Company that all such information which is given by or on behalf of such selling Holder is both complete and accurate in all material respects when made.

    L.  Expenses of Registration.  The Registration Expenses of one demand
        ------------------------
registration (pursuant to Section 1.2 above), of all piggy-back registrations (pursuant to Section 1.3 above) and of all Form S-3 registrations (pursuant to Section 1.4 above) will be borne by the Company. All Selling Expenses in any registration effected pursuant to this Section 1 shall be borne by the Holders of the securities so registered, pro rata on the basis of the number of shares so registered; provided that each Holder shall bear the full amount of the fees and disbursements of any separate counsel retained by it beyond the one U.S. special counsel and one Israeli special counsel for all of the Holders provided for as a part of the Registration Expenses.

    M.  Delay of Registration.  No Holder shall have any right to obtain or seek
        ---------------------
an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

    N.  Indemnification.  In the event any Registrable Securities are included
        ---------------
in a registration statement under this Section 1:

         To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, members and partners of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal, state or foreign law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; (iii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, not misleading; or (iv) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer, director, member or partner, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided that the Company's indemnity contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by any such Holder, or such Holder's officers, directors, members or partners, underwriter, or controlling person. In connection with registrations other than underwritten offerings, the Company shall not be required to indemnify any person against any liability arising out of the failure of any person to deliver a prospectus as required by the 1933 Act, unless such failure to deliver a prospectus resulted from the failure of the Company to satisfy its obligations under Section 1.5(f) of this Agreement.

         To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, and any other Holder selling securities in such registration statement or any of its partners, directors, members or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (iii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, not misleading, in each case to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission is made in such registration statement, prospectus or other document occurs in reliance upon and in conformity with written information furnished by such Holder by an instrument duly executed by such Holder and stated to be specifically for use in such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 1.9(b) shall be limited in an amount equal to the public offering price of the Registrable Securities sold by such Holder, unless such liability arises out of or is based on willful misconduct by such Holder.

         Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party if the indemnified party reasonably determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure of any indemnified party to give notice shall not release the indemnifying party from its obligations hereunder, unless such failure results in prejudice to the indemnifying party, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

    O.  Reports Under Securities Exchange Act of 1934.  With a view of making
        ---------------------------------------------
available to the Holders the benefits of SEC Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

         use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the registration statement filed by the Company in connection with its Initial Public Offering;

         use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

         furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the registration statement filed by the Company in connection with its Initial Public Offering), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC or any state securities authorities which permits the selling of any such securities without registration or pursuant to such form.

    P.  Assignment of Registration Rights.  The rights to cause the Company to
        ---------------------------------
register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to any of the following transferees or assignees of Registrable Securities (provided that any such transfer shall be made in full compliance with the provisions of Section 5 below): (A) any such transferee or assignee who holds, subsequent to such transfer, at least 100,000 Registrable Securities (as adjusted for stock splits, bonuses, combinations, and the like); or (B) a subsidiary, wholly-owned entity, parent, member, shareholder, officer, general partner, limited partner or former or retired partner or member of a Holder; or
(C) a Holder's family member or trust for the benefit of an individual Holder or any family member; provided that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such assignment shall be effective only if immediately following such transfer the transferee is bound by the terms and conditions of this Agreement and such transfer of any Registrable Securities is lawful under all applicable securities laws.

    Q.  Market Stand-off Agreement.  Each Holder agrees, in connection with any
        --------------------------
underwritten Public Offering that, upon request of the Company or the underwriters managing any underwritten Public Offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Ordinary Shares or Preferred Shares of the Company (other than those Ordinary Shares included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days in the case of an Initial Public Offering and not to exceed 90 days in the case of any other Public Offering) from the effective date of such registration as may be requested by the underwriters, provided that in each case the officers and directors of the Company are subject to similar restrictions on the disposition of the Shares of the Company held by them, provided further that in the case of any Holder that is a registered investment company under the Investment Company Act of 1940, as amended, such Holder ("40 Act Holder") shall not be subject to the foregoing restrictions on transfer and disposition for any Public Offering other than the Initial Public Offering. The foregoing restriction on transfer or disposition of securities held by a Holder shall not apply with respect to any securities of the Company offered or traded in the public market (including pursuant to the Company's Initial Public Offering or any market for such shares that may develop pursuant to SEC Rule 144A promulgated under the 1933 Act) which are acquired by the Holder in an "open market" transaction.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

    R.  No Obligation to Register Non-voting or Limited-voting Ordinary Shares.
        ----------------------------------------------------------------------
Notwithstanding any other provision of this Agreement, the Company shall have no obligation to register any Ordinary Shares that carry no voting rights or have limited voting rights ("Class B Ordinary Shares") relative to the majority of the Ordinary Shares outstanding (for purposes of this Section 1.13 only, "Class A Ordinary Shares"), until such time as such Class B Ordinary Shares shall be converted into Class A Ordinary Shares.

    S.  Other Registration Rights.  The Company will not grant to any third
        -------------------------
party any registration rights similar or superior to those set forth in Sections 1.2, 1.3 or 1.4 above without the written consent of the holders of a majority of the Registrable Securities then outstanding.

    T.  Termination of the Company's Obligations.  The Company shall have no
        ----------------------------------------
obligations pursuant to Sections 1.2, 1.3 or 1.4 above with respect to any request or requests made by a Holder, and no other obligations under this
Section 1 (except under Sections 1.9 and 1.10), on or after that date which is five (5) years after the date on which registration of the Company's Initial Public Offering is declared effective and such obligations shall terminate with respect to the Registrable Securities held by any Holder immediately following any three-month period during which such Holder could have sold all of its Registrable Securities pursuant to SEC Rule 144.

7.  Information Rights.
    ------------------

    U. As long as any Investor (together with such Investor's permitted transferees and assignees pursuant to Section 1.11 above) holds at least 100,000 Registrable Securities (as adjusted for stock splits, bonuses, combinations, and the like), the Company will deliver the following information and reports, in English, to each Investor that requests the same:

         As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, an audited consolidated balance sheet of the Company as of the end of such year and audited consolidated statements of income, shareholders' equity and changes in cash flow for such year, which year end financial reports will be in reasonable detail prepared in accordance with U.S. generally accepted accounting principles, consistently applied, in U.S. Dollars and audited by an accounting firm affiliated with one of the five largest accounting firms in the United States.

         As soon as practicable after the end of each of the first, second and third fiscal quarters of the Company, and in any event within 60 days thereafter, unaudited consolidated financial statements of the Company, including statements of income and cash flow for such quarter and for the current fiscal year to date, certified by the chief financial officer of the Company and prepared in accordance with U.S. generally accepted accounting principles, consistently applied, in U.S. Dollars, with the exception that no notes need be attached to such statements.

         As soon as practicable after the end of each month of the Company, and in any event within 30 days thereafter, unaudited summary financial statements of the Company, including statements of income and cash flow for such month and for the current fiscal year to date, certified by the chief financial officer of the Company and prepared in accordance with U.S. generally accepted accounting principles, consistently applied, in U.S. Dollars, with the exception that no notes need be attached to such statements.

         With reasonable promptness after being approved by the Company's Board of Directors, and in all events prior to the commencement of the relevant fiscal year, a copy of the Company's annual operating budget, quarterly financial projections for such fiscal year (including reasonable detail of revenue and expense categories) and a 3-year financial summary, applied in U.S. Dollars.

    V. The Company's obligations to deliver reports and other information under this Section 2 will terminate upon the earlier of (a) the date of the closing of a sale of shares of the Company's capital stock pursuant to the Company's Initial Public Offering, or (b) the date the Company registers any securities under the 1934 Act, provided that after such earlier date, the Company will provide each of the Investors who had been entitled to receive such reports under Section 2.1 with a copy of all reports and other information that the Company makes generally available to its other shareholders.

8.  Confidentiality of Records.  Each Investor agrees to use, and to use its
    --------------------------
best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own most valuable confidential information to keep confidential the information provided to it pursuant to
Section 2 above and any other information furnished to it which the Company identifies as being confidential or proprietary, provided that such information may be provided by an Investor to any potential purchaser of the Preferred Shares (or the Ordinary Shares into which such Preferred Shares may convert), who is not a competitor of the Company, and who agrees in writing for the benefit of the Company to keep the information confidential to the same extent which the Investor is bound hereunder.

9.  Reservation of Ordinary Shares.  The Company will at all times reserve and
    ------------------------------
keep available, solely for conversion of the Preferred Shares as provided in the Articles of Association, all Ordinary Shares necessary to permit such conversion, including without limitation all Class B Ordinary Shares necessary to permit conversion of the Series B2 Preferred Shares and the Series C2 Preferred Shares.

10.  Legends; Restrictions on Transfer.
     ---------------------------------

    W. All certificates evidencing the Preferred Shares, and evidencing the Ordinary Shares into which any of the Preferred Shares may convert, held by a U.S. Investor (as that term is defined in Section 4 of the Series D Share Purchase Agreement) will bear the following legend:

     "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred unless (a) the sale or transfer of such shares has been registered under said Act, (b) the transfer agent (or the Company if then acting as its own transfer agent) is presented with either a written opinion satisfactory to counsel for the Company or a "no-action" or interpretive letter from the Securities and Exchange Commission to the effect that such registration is not required under the circumstances of such sale or transfer, (c) they are sold in compliance with Rule 144 or Rule 144A under the Act, or (d) other evidence reasonably satisfactory to the Company is presented to the Company to the effect that such registration is not required."

    X. The certificates evidencing the Preferred Shares or such Ordinary Shares issued, or into which the Preferred Shares may convert, will also bear any legend required by any applicable state, local or foreign law governing such securities.

    Y. The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

    Z. Each U.S. Investor acknowledges the restrictions on sale or transfer of the Preferred Shares, and the Ordinary Shares into which any of the Preferred Shares may convert, which are included in the legend or legends to be included on the certificates evidencing such Shares, as set forth in Sections 5.1 and 5.2 above (collectively, the "Legended Shares"), and the Investor agrees not to make any sale or disposition of all or any portion of any Legended Shares except in full compliance with the restrictions on sale or transfer as set forth in such legends. In addition, as a condition to any sale or transfer of any Legended Shares (other than those as to which unlegended certificates are issued pursuant to Section 5.3 above), the transferee thereof shall similarly acknowledge and agree in writing to be bound by such restrictions on sale or transfer of the Legended Shares and the provisions of this Section 5.4.

11. General Provisions.
    ------------------

    AA.  Further Assurances.  Each party agrees to cooperate fully with the
         ------------------
other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

    BB.  Rights Cumulative.  Each and all of the various rights, powers and
         -----------------
remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

    CC.  Pronouns.  All pronouns and any variations thereof shall be deemed to
         --------
refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

    DD.  Notices.  All notices, consents or demands of any kind which any party
         -------
to this Agreement may be required or may desire to serve on any other party hereto in connection with this Agreement shall be in writing, and in English and may be delivered by personal service or overnight courier, by facsimile transmission, or by certified mail, return receipt requested, deposited in the United States mail with first-class postage thereon fully prepaid, addressed:
(i) if to the Company, attention: Secretary at its then current principal executive office address; (ii) if to an Investor, at its address as such Investor shall have notified the Company is the Investor's latest address in accordance with this Section 6.4; (iii) if to Hollander, at his address as he shall have notified the Company is his latest address; (iv) if to Gavrielov, at his address as he shall have notified the Company is his latest address; or (v) if to Silvershatz, at his address as he shall have notified the Company is his latest address. Service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's certification receipt or at the expiration of 5 business days after the date of mailing, whichever is earlier in time. Any party hereto may from time to time by notice in writing served upon the others as aforesaid, designate a different mailing address or a different person to which such notices or demands are thereafter to be addressed or delivered.

    EE.  Captions.  Captions are provided herein for convenience only and they
         --------
form no part of this Agreement and are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

    FF.  Severability.  The provisions of this Agreement are severable.  The
         ------------
invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be so declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.
The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

    GG.  Attorneys' Fees.  In any action at law or in equity to enforce any of
         ---------------
the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party all reasonable costs, expenses and attorneys' fees incurred by the successful party (including, without limitation, costs, expenses and fees on any appeal).

    HH.  Entire Agreement.  This Agreement is intended by the parties hereto to
         ----------------
be the final expression of their agreement and constitutes and embodies the entire agreement and understanding between the parties hereto with regard to the subject matter hereof and is a complete and exclusive statement of the terms and conditions thereof, and shall supersede any and all prior correspondence, conversations, negotiations, agreements or understandings, whether written or oral, relating to the same subject matter, including, without limitation, the Rights Agreement and its prior amendments. Notwithstanding the foregoing, each Investor acknowledges that the holders of Series A Preferred Shares continue to have certain rights under that certain Share Purchase Agreement dated September 25, 1996 by and between the Company and such holders to the extent such rights are not in conflict with the rights granted hereunder.

    II.  Waiver and Consent.  By executing this Agreement, each Holder of
         ------------------
Registrable Securities who is a party hereto hereby:

          Consents (for purposes of Article 8(c) of the Company's Articles of Association and otherwise) to increase the size of the Company's Board of Directors by one Director from six (6) to seven (7) Directors;

          acknowledges that the Company has given such Holder the opportunity to obtain and review a copy of the Company's Private Placement Memorandum dated December 17, 1998, in the form delivered by Needham & Company, Inc. to certain prospective investors in the Company;

          waives any pre-emptive rights which such party may have or may have had, under the Company's Articles of Association or otherwise, to purchase its pro rata portion of the Series D Preferred Shares issued or to be issued by the Company to the extent expressly contemplated by the provisions of the Series D Share Purchase Agreement; and
          consents to the modification of the Company's Articles of Association, including without limitation the provisions thereof granting pre-emptive rights to the holders of the Series D Preferred Shares, in the form thereof attached to the Series D Share Purchase Agreement as Exhibit A.
                                         ---------

    JJ.  Further Actions Necessary to Convert to a Public Company.  The Company
         --------------------------------------------------------
and each of the other parties to this Agreement agree to take all actions and provide all consents as may be reasonably necessary to convert the Company from a "private company" to a "public company" within the meaning of the Companies Ordinance [New Version] 1983 under the laws of the State of Israel (as amended from time to time, the "Ordinance"), so as to (i) give effect to the rights of the Holders in Section 1.2 above, and (ii) give effect to the rights of any Investor to transfer any of its Shares to its members, shareholders or limited partners in a distribution by such Investor, if such distribution would cause the Company to have in excess of the maximum number of shareholders permitted of a "private company" under the Ordinance; provided that no Investor shall be required to take any action which (A) requires the expenditure of money without an offer of reimbursement, (B) poses an unreasonable risk that the Investor may incur liability, or (C) would require the consent to service of process in any jurisdiction in which the Investor is not already subject to service of process.

    KK.  Choice of Law.  It is the intention of the parties that the internal
         -------------
laws of the State of California (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder, and that any action for breach of this Agreement may be brought by a party in any court of competent jurisdiction. Notwithstanding the foregoing, the Articles of Association of the Company shall be governed by and interpreted in accordance with the laws of the State of Israel (irrespective of its choice of law principles).

    LL.  Binding on Heirs, Successors and Assigns.  This Agreement and all of
         ----------------------------------------
its terms, conditions and covenants are intended to be fully effective and binding, to the extent permitted by law, on the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

    MM.  Amendment; Waiver.  Any provision of this Agreement may be amended
         -----------------
and/or the observance thereof may be waived upon the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding; provided that no amendment to Section 1.12 shall be effective as to a 40 Act Holder without the written consent of such Holder. Any amendment or waiver effected in accordance with this Section 6.13 shall be binding upon each Holder of any Registrable Securities then outstanding (including securities into which such securities are convertible), each future Holder of all such Registrable Securities, and the Company. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

    NN.  Subsequent Investors.  Each Investor agrees that other parties may
         --------------------
become party to this Agreement as "Investors" (i.e., Holders of Registrable Securities) subsequent to the date hereof, provided that each such party purchases Series D Preferred Shares pursuant to the Series D Share Purchase Agreement, or becomes bound in writing thereto, and agrees in writing to be bound by all of the terms and conditions of this Agreement.

    OO.  Aggregation of Securities.  Registrable Securities held by affiliated
         -------------------------
Holders shall be deemed to be aggregated when the number of Registrable Securities owned is relevant to determining the rights of such Holders under this Agreement, provided that for purposes of Section 2.1 above only, Stanford University shall be deemed an affiliate of Sequoia Capital.

    PP.  Counterparts.  This Agreement may be executed in separate counterparts,
         ------------
each of which shall be deemed an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:             Verisity Ltd.


                         By: /s/ Moshe Gavrielov
                             -----------------------------------------------
                              Moshe Gavrielov, Chief Executive Officer


HOLLANDER:               /s/ Yoav Hollander
                         ---------------------------------------------------
                         Yoav Hollander, for himself

                         Address:___________________________________________



GAVRIELOV:               /s/ Moshe Gavrielov
                         ---------------------------------------------------
                         Moshe Gavrielov, for himself

                         Address:___________________________________________

SILVERSHATZ:             /s/ Avishai Silvershatz
                         ---------------------------------------------------
                         Avishai Silvershatz, for himself

                         Address:___________________________________________

THE INVESTORS:           Seligman Communications and Information Fund, Inc.

                         By:  J. & W. Seligman & Co. Incorporated,
                              its investment adviser

                         By:   /s/ indecipherable
                               ----------------------------
                         Its:  Managing Director
                               ----------------------------
                         Address:__________________________

                         Charter Growth Capital

                         By:  /s/ Stephen P. Bird
                               ----------------------------
                         Its:  General Partners of the General Partner
                               --------------------------------------------
                         Address:__________________________

                         Charter Growth Capital Co-Investment Fund

                         By: Charter Growth Capital,
                             its investment adviser

                         By:  /s/ Stephen P. Bird
                             ----------------------------
                         Its:  General Partners of the General Partner
                             ---------------------------------------------
                         Address:________________________

                         CGC Investors

                         By: Charter Growth Capital,
                             its investment adviser

                         By:  /s/ Stephen P. Bird
                             ----------------------------
                         Its:  General Partners of the General Partner
                             --------------------------------------------
                         Address:________________________

                         Lagunitas Partners

                         By:  Gruber & McBaine,
                              its investment adviser

                         By:  /s/ Thomas O. Lloyd-Butler
                             ----------------------------
                         Its:  Member
                             --------------------------------------------
                         Address:________________________

                         Gruber & McBaine International
                         By:  Gruber & McBaine,
                              its investment adviser

                         By:  /s/ Thomas O. Lloyd-Butler
                             ----------------------------
                         Its:  Member
                             ----------------------------
                         Address:________________________

                         /s/ John Gruber
                         --------------------------------
                         John Gruber

                         Address:________________________


                         /s/ Thomas Lloyd-Butler
                         --------------------------------
                         Thomas Lloyd-Butler

                         Address:________________________

                         Foster & Foster

                         By:  /s/ indecipherable
                              ---------------------------
                         Its:  Partner
                               --------------------------
                         Address:________________________

                         Pharos Genesis Fund Limited

                         By:  /s/ Erinch R. Ozada
                              ---------------------------
                              Erinch R. Ozada
                         Its:____________________________
                         Address:________________________

                         Lighthouse Genesis Partners USA, LP

                         By:  /s/ Erinch R. Ozada
                              ---------------------------
                              Erinch R. Ozada

                         Its:____________________________
                         Address:________________________

                         John Hancock Global Technology Fund

                         By:  American Fund Advisers,
                              its investment counsel

                         By:  /s/ indecipherable
                              ---------------------------
                         Its: Senior Vice President
                              ---------------------------
                         Address:________________________

                         Essex PRIVATE PLACEMENT FUND, LIMITED PARTNERSHIP

                         By:  /s/ indecipherable
                              ---------------------------
                         Its: Principal
                              ---------------------------
                         Address:  Essex Investment Management Co.
                                   --------------------------------
                         125 High Street
                         Boston, MA 02110

                         Wasatch Funds, Inc.
                         for Wasatch Mid-Cap Fund

                         By:  /s/ indecipherable
                              ---------------------------
                         Its: President
                              ---------------------------
                         (shares to be issued in nominee name,
                         UMBRTU & CO.)
                         Address:  Wasatch Advisors, Inc.
                                   ----------------------
                         Attn. Angela Wertman
                         150 Social Hall Ave.
                         Salt Lake City, UT 84111

                         Palantir Capital

                         By:  /s/ indecipherable
                              ---------------------------
                         Its: General Partner
                              ---------------------------
                         Address:  PO Box 675910
                                   -------------
                         Rancho Santa Fe, CA 92067

                         Sequoia Capital VII,
                         A California Limited Partnership

                         Sequoia Technology Partners VII,
                         A California Limited Partnership

                         SQP 1997

                         Sequoia 1997 LLC

                         Sequoia International Partners

                              By: SC VII-A Management LLC
                              A California Limited Liability Company,
                              its General Partner

                              By: /s/ Pierre R. Lamond
                                  -------------------------------------------
                              Its:  Managing Member

                              Address:_______________________________________

                         LSI Logic Corporation


                         By:/s/ Bryon Look
                            ------------------------------------------------
                         Its: Vice President Corp. Development & Strategic
                              --------------------------------------------
                         Planning
                         --------
                         Address: 1551 McCarthy Blvd.
                                  -------------------
                         Milpitas, CA 95035

                         /s/ Leonard A. Lehmann
                         --------------------------------------------------
                         Leonard A. Lehmann

                         Address:__________________________________________


                         Pierre R. Lamond and Christine E. Lamond P.R. Lamond and C.E. Lamond Trust Dated 11/22/85

                         /s/ Pierre R. Lamond
                         --------------------------------------------------
                         Pierre R. Lamond, Trustee



                         Address:__________________________________________


                         Stanford University

                         The Board of Trustees of the Leland Stanford Junior University

                         By:_______________________________________________

                         Address:__________________________________________


                         /s/ Kathryn Kranen
                         --------------------------------------------------
                         Kathryn Kranen

                         Address: 35 Elmwood Place, Menlo Park, CA
                                  -----------------------------------------


                         __________________________________________________
                         Stephen Walters

                         Address:__________________________________________

                         __________________________________________________
                         Harris Barton

                         Address:__________________________________________


                         Brent Jones and Dana Jones, Trustees of the
                         Jones Living Trust Dated 7/27/90

                         __________________________________________________
                         Brent Jones, Co-Trustee

                         __________________________________________________
                         Dana Jones, Co-Trustee

                         Address:__________________________________________


                         __________________________________________________
                         Thomas Vardell

                         Address:__________________________________________


                         Gemini Israel Fund, L.P., by its general Partner, Gemini Capital Fund Management Ltd.

                         By:/s/ Yoseph Sela
                            -----------------------------------------------
                         Its: Executive Vice President
                              ---------------------------------------------

                         Address:__________________________________________


                         Eurofund L.P.

                         By:/s/ Aharon B. Halachmi
                            -----------------------------------------------
                         Its: President
                              ---------------------------------------------

                         Address:__________________________________________


                         /s/ Zohar Zisapel
                         --------------------------------------------------
                         Zohar Zisapel

                         Address:__________________________________________

                         Michael and Klil Holdings (93) Ltd.

                         By:/s/ indecipherable
                            -----------------------------------------------
                         Its:______________________________________________

                         Address:__________________________________________


                         Lomsha Ltd.

                         By:/s/ indecipherable
                            -----------------------------------------------
                         Its:______________________________________________

                         Address:__________________________________________


                         Advent Israel Limited Partnership
                            By: Advent International L.P., General Partner
                            By: Advent International Corp., General Partner
                         By:/s/ Janet L. Hennessy
                            -----------------------------------------------
                         Its: Vice President
                              ---------------------------------------------

                         Address: 75 State Street, Boston, MA 02109
                                  -----------------------------------------


                         Advent Israel (Bermuda) L.P.

                         By: /s/ Janet L. Hennessy
                             ----------------------------------------------
                         Its: Vice President
                              ---------------------------------------------

                         Address: 75 State Street, Boston, MA 02109
                                  -----------------------------------------


                         /s/ Dr. A.I. Mlavsky
                         --------------------------------------------------
                         Dr. A.I. Mlavsky

                         Address:__________________________________________


                         /s/ Yoseph Sela
                         --------------------------------------------------
                         Yoseph Sela

                         Address:__________________________________________